                      DFA INVESTMENT DIMENSIONS GROUP INC.

                          U.S. Small XM Value Portfolio

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 30, 2006

The purpose of this Supplement to the Statement of Additional Information of the
U.S. Small XM Value  Portfolio is to reflect (i) certain changes to the names of the U.S.  Small XM Value  Portfolio  and its  master  fund,  which  will  become effective  on December  12,  2006,  and (ii) a reduction in the rate of the U.S.
Small XM Value  Portfolio's  administration  fee, which will become effective on
December 1, 2006.

Effective  December 12, 2006, the following changes are made to the Statement of
Additional Information:

The name of the U.S.  Small XM Value  Portfolio is changed to the U.S.  Targeted
Value Portfolio,  and all references in the Statement of Additional  Information to the "U.S.  Small XM Value Portfolio" are deleted and replaced with references to the "U.S.  Targeted  Value  Portfolio."  Also,  the name of The U.S. Small XM
Value Series is changed to The U.S. Targeted Value Series, and all references in the Statement of Additional  Information to the "The U.S. Small XM Value Series"
are  deleted  and  replaced  with  references  to the "The U.S.  Targeted  Value
Series".

Effective  December 1, 2006,  the  following  change is made to the Statement of
Additional Information:

The rate of the U.S. Small XM Value Portfolio's  administration fee as disclosed in the chart on page 27 of the Statement of Additional Information is reduced to
0.25% of the  Portfolio's  average net assets on an annualized  basis  beginning with the fiscal year ending November 30, 2007.

                The date of this Supplement is October 11, 2006.